UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 13, 2025

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Gateway Center Drive
P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Reliability Incorporated OTC PINK (RLBY) Reliability, a trusted leader in workforce solutions and professional services, is proud to announce that its application to join the newly established Over-the-Counter Issuer Directory (OTC-ID) has been officially accepted. The Company has met all necessary qualifications for inaugural inclusion in the OTC-ID, which is scheduled to launch on July 1, 2025.

The OTC-ID is a groundbreaking initiative that enhances transparency and accessibility for companies operating in the over-the-counter markets. With this inclusion, Reliability gains a vital platform to showcase its performance, corporate governance, and growth potential to a broader base of institutional and individual investors.

“Joining OTC-ID marks a strategic milestone for Reliability,” said Nick Tsahalis, CEO of Reliability. “This step not only increases our visibility and credibility in the market, but it also aligns with our commitment to transparency and responsible corporate practices.”

As part of the OTC-ID network, Reliability will be listed alongside other forward-thinking companies focused on investor engagement and operational excellence. This move supports the company’s long-term growth strategy, facilitates capital access, and bolsters its position within the evolving marketplace.

About Reliability and The Maslow Media Group

Reliability is a workforce and talent solutions provider delivering high-quality staffing, media, and consulting services across industries. Its wholly owned subsidiary, The Maslow Media Group, is renowned for its expertise in the media industry, integrity, performance, and a people-first approach. Maslow partners with clients to address complex business challenges with agility, creativity, and accountability. For more information, please visit www.maslowmedia.com

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Reliability Accepted Into New OTC-ID Platform, Expanding Access and Visibility
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

	By:	/s/ Nick Tsahalis
Nick Tsahalis
President and Chief Executive Officer

Date: June 13, 2025